UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
______________________________

WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 31, 2014

Greystone Logistics, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	000-26331	75-2954680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1613 E. 15th, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

(918) 583-7441
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Loan Agreement

On January 31, 2014, Greystone Logistics, Inc. (“Greystone Logistics”), Greystone Manufacturing, L.L.C. (“Greystone Manufacturing,” and together with Greystone Logistics, the “Borrowers”) and International Bank of Commerce (the “Lender”) entered into a Loan Agreement (the “IBC Loan Agreement”).  Greystone Manufacturing is a wholly-owned subsidiary of Greystone Logistics.

The IBC Loan Agreement provides for the Lender to make to the Borrowers a revolving loan in an aggregate principal amount of up to $2,500,000 (the “Revolving Loan”) and a term loan in the aggregate principal amount of $9,200,000 (the “Term Loan”).  The exact amount which can be borrowed under the Revolving Loan from time to time is dependent upon the amount of the borrowing base, but can in no event exceed $2,500,000.

The Revolving Loan bears interest at the higher per annum rate of (i) the New York Prime Rate, plus 0.5%, and (ii) 4.0%.  The Borrowers are required to pay all interest accrued on the outstanding principal balance of the Revolving Loan on February 28, 2014, and continuing on the last day of each month thereafter until January 31, 2016.  The Borrowers are required to pay the outstanding principal balance of the Revolving Loan on January 31, 2016.  Any principal on the Revolving Loan that is prepaid by the Borrowers may be reborrowed by the Borrowers.

The Term Loan bears interest at 4.5% per annum.  The Borrowers are required to make equal payments of principal and interest in an amount sufficient to amortize the principal balance of the Term Loan over five years, commencing on February 28, 2014, and continuing on the last day of each month thereafter until January 31, 2019.

The proceeds from the Revolving Loan will be used for general working capital purposes and the proceeds from the Term Loan will be used to repay the Borrowers’ obligations to The F&M Bank & Trust Company (“F&M”), to pay accrued preferred dividends in an amount not to exceed $3,470,000 and to finance the acquisition of equipment from Yorktown Management and Financial Services, L.L.C. (“Yorktown”).

The IBC Loan Agreement requires the Borrowers to pay a fee in the amount of $100,000 to the Lender on January 31, 2014.

The IBC Loan Agreement includes customary representations and warranties and affirmative and negative covenants.  Some of the noteworthy covenants include (i) requiring the Borrowers to maintain a debt service coverage ratio of 1:25 to 1:00 and a funded debt to EBIDA ratio of 3:00 to 1:00, (ii) subject to certain exceptions, limiting the Borrowers’ combined capital expenditures on fixed assets to $1,000,000 per year, (iii) prohibiting Greystone Logistics, without the Lender’s prior written consent, from declaring or paying any dividends, redemptions of stock or membership interests, distributions and withdrawals (as applicable) in respect of its capital stock or any other equity interest, other than (A) a one-time payment of accrued preferred dividends to holders of its preferred stock in an amount not to exceed $3,470,000 within 10 days of the date of the IBC Loan Agreement, and (B) additional payments to holders of its preferred stock in an amount not to exceed $500,000 in any fiscal year, (iv) subject to certain exceptions, prohibiting the incurrence of additional indebtedness by the Borrowers, and (v) requiring the Borrowers to prevent (A) any change in capital ownership such that there is a material change in the direct or indirect ownership of (1) Greystone Logistics’ outstanding preferred stock, and (2) any equity interest in Greystone Manufacturing, or (B) Kruger from ceasing to be actively involved in the management of Greystone Logistics as President and/or Chief Executive Officer.  The foregoing list of covenants is not exhaustive and there are several other covenants contained in the IBC Loan Agreement.

The IBC Loan Agreement includes customary events of default, including events of default relating to non-payment of principal and other amounts owing under the IBC Loan Agreement from time to time, inaccuracy of representations, violation of covenants, defaults under other agreements, bankruptcy and similar events, the death of a guarantor, certain material adverse changes relating to a Borrower or guarantor, certain judgments or awards against a Borrower, or government action affecting a Borrower’s or guarantor’s ability to perform under the IBC Loan Agreement or the related loan documents.  Among other things, a default under the IBC Loan Agreement would permit the Lender to cease lending funds under the IBC Loan Agreement, and require immediate repayment of any outstanding loans with interest and any unpaid accrued fees.

The IBC Loan Agreement is secured by a lien on substantially all of the assets of the Borrowers.  In addition, the IBC Loan Agreement is secured by a mortgage granted by Greystone Real Estate, L.L.C. (“Greystone Real Estate”) on the real property owned by Greystone Real Estate in Bettendorf, Iowa (the “Mortgage”).  Greystone Real Estate is owned by Warren F. Kruger (“Kruger”) and Robert B. Rosene, Jr. (“Rosene”).  Kruger and Rosene have provided a combined limited guaranty of the Borrowers’ obligations under the IBC Loan Agreement, with such guaranty being limited to a combined amount of $6,500,000 (the “Guaranty”).  The Mortgage and the Guaranty also secure or guaranty, as applicable, the obligations of Greystone Real Estate under the Loan Agreement between Greystone Real Estate and the Lender dated as of January 31, 2014.  Kruger is the President and Chief Executive Officer as well as a director of Greystone Logistics.  Rosene is a director of Greystone Logistics.

The IBC Loan Agreement, the Promissory Note evidencing the Revolving Loan and the Promissory Note evidencing the Term Loan (collectively, the “Loan Documents”) are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.  The Loan Documents have been filed in order to provide investors with information regarding their terms.  The Loan Documents are not intended to provide any other factual information about Greystone Logistics or the other parties to the Loan Documents or any of their respective subsidiaries or affiliates. The foregoing description of the Loan Documents is not complete and is subject to and qualified in its entirety by reference to the full text of the Loan Documents.  The representations, warranties and covenants contained in the Loan Documents may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries of the Loan Documents and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of Greystone Logistics.

Bill of Sale and Assignment

On January 31, 2014, Yorktown, Kruger, Greystone Logistics and Greystone Manufacturing entered into a Bill of Sale and Assignment (the “Bill of Sale”).  The Bill of Sale provides for the acquisition of an injection molding machine, a lift crane and several injection molds (collectively, the “Assets”) by Greystone Manufacturing from Yorktown (the “Acquisition”).  The Acquisition was effective as of January 31, 2014.

As noted above, Kruger is the President and Chief Executive Officer as well as a director of Greystone Logistics.  Kruger owns Yorktown and is a Manager of Greystone Manufacturing.  Kruger abstained from the vote of the Board of Directors of Greystone Logistics approving the Acquisition.  In determining the purchase price for the Assets, Greystone Logistics reviewed market prices for similar types of equipment.

Immediately prior to the Acquisition, Yorktown owed Greystone Manufacturing the aggregate amount of $3,750,084.53 (the “Greystone Accounts Receivable”), and Greystone Logistics owed Kruger the aggregate amount of $2,662,782.09 (the “Greystone Accounts Payable”).  The Bill of Sale provides for the offset of the Greystone Accounts Receivable and the Greystone Accounts Payable on a dollar-for-dollar basis, leaving a balance of $1,087,302.44 owed by Yorktown (the “Offset Balance”).

The total consideration paid for the Assets was $2,400,000 (the “Purchase Price”).  The Purchase Price was paid as follows: $1,312,697.56 was paid in cash by Greystone Manufacturing to Yorktown, and the Offset Balance was deemed to be satisfied in full and no longer owing as consideration for the remainder of the Purchase Price.  Proceeds from the Term Loan were used to fund the cash portion of the Purchase Price.

The foregoing description of the Acquisition is not complete and is subject to and qualified in its entirety by reference to the full text of the Bill of Sale, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Greystone Logistics has determined that the Acquisition does not constitute a “business” within the meaning of Rule 11-01(d) of Regulation S-X and, therefore, no financial statements, including pro forma financial information, are required to be filed in connection with the Acquisition.

Item 1.02. Termination of a Material Definitive Agreement.

The Borrowers used a portion of their borrowings under the IBC Loan Agreement to repay in full the outstanding balance owed by the Borrowers under the Loan Agreement dated as of March 4, 2005, as amended (the “F&M Loan Agreement”), among F&M, the Borrowers, Kruger and Rosene.  The F&M Loan Agreement was terminated as of January 31, 2014.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The discussion relating to the Bill of Sale contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion relating to the IBC Loan Agreement contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

The IBC Loan Agreement prohibits Greystone Logistics, without the Lender’s prior written consent, from declaring or paying any dividends or making any redemptions of stock or membership interests, distributions and withdrawals (as applicable) in respect of its capital stock or any other equity interest, other than (a) a one-time payment of accrued preferred dividends to holders of its preferred stock in an amount not to exceed $3,470,000 within 10 days of the date of the IBC Loan Agreement, and (b) additional payments to holders of its preferred stock in an amount not to exceed $500,000 in any fiscal year.

Item 7.01. Regulation FD Disclosure.

On February 5, 2014, Greystone Logistics issued a press release announcing the closing of the IBC Loan Agreement.  A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and is incorporated herein by reference.  In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain matters contained in this filing include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Greystone Logistics makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this filing may constitute forward-looking statements.  Although Greystone Logistics believes that the expectations reflected in these forward-looking statements are reasonable, it cannot assure you that these expectations will prove to be correct.  These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements.  Factors that might cause actual results to differ include, but are not limited to, any of the factors discussed from time to time in each of our documents and reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this filing, which reflect management’s opinions only as of the date hereof.  Except as required by law, Greystone Logistics undertakes no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description

10.1	Loan Agreement dated January 31, 2014, among Greystone Logistics, Inc., Greystone Manufacturing, L.L.C. and International Bank of Commerce

10.2	Promissory Note (Revolving Loan) dated January 31, 2014, made by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. in favor of International Bank of Commerce

10.3	Promissory Note (Equipment Term Loan) dated January 31, 2014, made by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. in favor of International Bank of Commerce

10.4	Bill of Sale and Assignment dated January 31, 2014, among Yorktown Management and Financial Services, L.L.C., Greystone Manufacturing, L.L.C., Greystone Logistics, Inc. and Warren F. Kruger

99.1	Press Release, dated February 5, 2014, issued by Greystone Logistics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREYSTONE LOGISTICS, INC.

Date: February 5, 2014	By:	/s/ William W. Rahhal
William W. Rahhal
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement dated January 31, 2014, among Greystone Logistics, Inc., Greystone Manufacturing, L.L.C. and International Bank of Commerce

10.2	Promissory Note (Revolving Loan) dated January 31, 2014, made by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. in favor of International Bank of Commerce

10.3	Promissory Note (Equipment Term Loan) dated January 31, 2014, made by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. in favor of International Bank of Commerce

10.4	Bill of Sale and Assignment dated January 31, 2014, among Yorktown Management and Financial Services, L.L.C., Greystone Manufacturing, L.L.C., Greystone Logistics, Inc. and Warren F. Kruger

99.1	Press Release, dated February 5, 2014, issued by Greystone Logistics, Inc.